Aspiriant Trust

Aspiriant Risk-Managed Equity Allocation Fund

Supplement dated May 16, 2024

to the Prospectus and Statement of Additional Information dated August 1, 2023

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”) and should be read in conjunction with those documents.

Effective April 5, 2024, Robert Tymoczko retired from Aperio Group, LLC (“Aperio”) and is no longer serving as a portfolio manager for the Fund. All references in the Prospectus and SAI to Mr. Tymoczko as a portfolio manager are hereby deleted.

Effective April 26, 2024, Aperio has added Michael Branch and Willie Kwan as portfolio managers of the Fund. Below is information regarding Messrs. Branch and Kwan:

Michael Branch is a Senior Portfolio Manager and Head of Investment Oversight and Research at Aperio. Mr. Branch joined Aperio in 2007 and provides analytical support in the research, portfolio management, and investment oversight of client portfolios. Mr. Branch holds a BS in Finance from the University of Arizona and is a Chartered Financial Analyst (CFA) charterholder.

Willie Kwan is a Lead Portfolio Manager at Aperio and shares primary responsibility for managing the portfolio analysis efforts of Aperio. Mr. Kwan also provides analytical support in the research, portfolio management, and trading of client portfolios. Prior to joining Aperio in 2016, he was a Senior Manager at Charles Schwab Investment Management, where he was the index subject matter expert. Before Schwab, he managed the portfolio analytics content team at Thomson Reuters. He received his BA in Economics from Brandeis University.

The following table provides information about other accounts managed by Messrs. Branch and Kwan as of March 31, 2024.

APERIO*	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
Michael Branch
Registered Investment Companies	3	$596	0	$0
Other Pooled Investment Vehicles	13	$1,643	0	$0
Other Accounts	17,843	$88,376	0	$0
Willie Kwan
Registered Investment Companies	4	$651	0	$0
Other Pooled Investment Vehicles	13	$1,643	0	$0
Other Accounts	17,843	$88,376	0	$0

*	The portfolio management team is responsible for all rebalancing and trading activities as well as providing analyses for potential portfolio changes. Portfolios are not assigned to specific portfolio managers; members of the team are capable of rebalancing all of the portfolios regardless of customization.

Messrs. Branch and Kwan do not own shares of the Fund.

Please retain this supplement for future reference.